SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): May 6, 2003

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Indentification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit Number	Description of Exhibits

99.1	Registrant’s May 6, 2003 Press Release announcing its fiscal 2003 second quarter earnings.

Item 9.     Regulation FD Disclosure.

         Item 9  Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders - 3 Month Summary
(Percent change. Trailing 3-month average versus prior year.)

	Jan. '03	Feb. '03	Mar. '03
Process Control	+5	0 to +5	+5 to +10
Industrial Automation	+5 to +10	+10 to +15	+10 to +15
Electronics and Telecom	Flat	-5 to 0	-10 to -5
HVAC	>+20	+10 to +15	0 to +5
Appliance and Tools	0 to +5	0 to +5	-5 to 0
Total Emerson	+5 to +10	0 to +5	0 to +5

March’03 Order Comments:

Favorable currency exchange rates positively affected March orders by approximately 2% to 4% overall and in most segments, and by approximately 6% to 8% in process and industrial automation. Underlying trends (excluding currency, acquisitions, and divestitures) are down slightly as North America and Europe continue to be weak, reflecting the impact of the war and lower capital spending levels.

Process orders are being negatively affected by weaker short-cycle orders and maintenance and repair orders, and cautious investment in projects, particularly in North America.

Industrial Automation orders reflect stability in the industrial goods markets.

Electronics and Telecommunications orders continue to weaken due to more cautious computer and telecommunications markets.

HVAC orders are benefiting from a solid North American market and order strength in Asia.

Appliance and Tools orders weakened, reflecting softness in the industrial and consumer markets.

         Item 12  Disclosure — Furnished.

The following information furnished in this Item 9 is furnished under Item 12.

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In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On May 6, 2003, a press release was issued regarding earnings results of Emerson Electric Co. (EMR) for the quarter ended March 31, 2003. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The entire press release, with the exception of Table 7, shall be considered furnished rather than filed.

The press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustment that have the effect of excluding amounts, that are included in the most directly comparable measure calculated in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Emerson has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

While Emerson believes these non-GAAP financial measures are useful in evaluating the company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, these non-GAAP financial measures may differ from similarly titled measures presented by other companies.

         Item 12  Disclosure — Filed.

The following information filed in this Item 9 is filed under Item 12.

Table 7 of the press release attached to this Current Report on Form 8-K as Exhibit 99.1 shall be considered filed rather than furnished.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: May 6, 2003	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Registrant’s May 6, 2003 Press Release announcing its fiscal 2003 second quarter earnings.

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